UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2021
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMCB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Farmers & Merchants Bancorp today announced that Stephen W. Haley, Executive Vice President and Chief Financial Officer, will be retiring effective December 31, 2021, after 18 years with Farmers & Merchants Bank of Central California. Mr. Haley will remain with the Company until December 31, 2021 to assist with the transition to a new CFO.

"On behalf of the entire team at FMCB and the Board of Directors, I want to thank Steve for his leadership and dedication to our company,” said Kent A. Steinwert, Chairman, President and Chief Executive Officer of FMCB. “During his time with the Company, Steve has been vital to the development and successful execution of our business strategies, including the important role he played helping the organization grow to over $5.0 billion in assets. As CFO, he ensured a strong financial and capital position, and he played a key role in helping us build a culture around teamwork and execution. I also want to personally thank Steve for being a trusted advisor to me and true business partner to our management team. We all wish him a happy and well-deserved retirement.”

The Company also announced that Mark K. Olson will join the Company as its Executive Vice President and Chief Financial Officer effective November 1, 2021. Mr. Olson has held various financial leadership positions in the banking sector for the past 32 years, including with four banks in California.  Most recently, Mr. Olson was CFO for Altabank, a $3.6 billion community bank headquartered in Utah, which was sold to Glacier Bank earlier this year.  Mark will work closely with Steve Haley until year-end to ensure a seamless transition.

“As we continue to expand our organization, it’s important that we add highly accomplished, talented, and experienced people to our executive leadership team. Mr. Olson brings a depth and breadth of technical and public accounting experience, processes and technology improvement, and integration experience to the Company that will enrich the management team, while enabling us to execute successfully on our objectives in 2022 and beyond,” stated Mr. Steinwert.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date: October 28, 2021